UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2005

                               GLOBAL AXCESS CORP
               (Exact name of registrant as specified in charter)

         Nevada                       000-17874                   88-0199674
         ------                       ---------                   ----------
(State or other jurisdiction of      (Commission                 (IRS Employer
       incorporation)                File Number)            Identification No.)

224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida                  32082
------------------------------------------------------                  -----
       (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (904) 280-3950

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
Item 3.02         Unregistered Sales of Equity Securities.

          Global Axcess Corp ("Global") conduced an offering of up to 2,678,511 units (the "Units") at a per Unit price of $1.12 with each Unit consisting of four shares of common stock, $.001 par value per share (the "Common Stock"), and two common stock purchase warrants (the "Warrants") exercisable at $0.35 per share to accredited investors pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506, promulgated thereunder (the "Offering"). The warrants are exercisable for three years from the date of issuance.

          On March 30, 2005, Global completed a closing (the "Closing") of the Offering. Pursuant to the Closing, Global sold an aggregate of 566,071 Units resulting in the issuance of 2,264,286 shares of Common Stock and Warrants to purchase 1,132,143 shares of common stock to five accredited investors. As a result of the Closing, investors have subscribed for an aggregate amount totaling $634,000.00. Subsequent to the Closing, Global has terminated the Offering and will not offer any further securities pursuant to the Offering.

          Global agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the Common Stock and the shares of Common Stock issuable upon exercise of the warrants on or before 180 days from the Closing (the "Filing Date"), which may be extended for an additional 30 days if Global has filed an application to be listed on an exchange. If such registration statement is not filed by the Filing Date, unless extended, then Global must pay to each investor liquidated damages equal to 1% percent of the aggregate purchase price paid by investors for each 30 day period that Global does not file the registration statement.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits

Exhibit Number
                                   Description
--------------------------------------------------------------------------------

4.1       Securities  Purchase  Agreement  dated March 11, 2005 of Global Axcess
          Corp(1)

4.2       Form of Common Stock Purchase Warrant(1)

(1) Incorporated by reference to the Form 8-K Current Report filed on April 5, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     GLOBAL AXCESS CORP


Dated: April 5, 2005                                 By:  /s/ David Fann
                                                         -----------------
                                                     Name:    David Fann
                                                     Title:   President